SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported) is February 24, 2006

                      ENDAVO MEDIA AND COMMUNICATIONS, INC.

             (Exact name of registrant as specified in its charter)


        Delaware                   001-16381                  87-0642448
------------------------  ---------------------------- -------------------------
    (State or other            (Commission File             (IRS Employer
    jurisdiction of                 Number)             Identification Number)
    incorporation or
     jurisdiction)

    10 Glenlake Parkway, Suite 130,                           30328
              Atlanta, GA
--------------------------------------------  ----------------------------------
(Address of principal executive office)                     (Zip Code)

Registrant's telephone number, including area code: (678) 222-3445

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


--------------------------------------------------------------------------------

Item 4.01. Change in Registrant's Certifying Accountant.

On or around February 24, 2006, the board of directors, acting in the capacity of the Audit Committee, of Endavo Media and Communications, Inc. (the "Company") approved a change in auditors to audit its financial statements. The Company appointed Ronald N. Silberstein, C.P.A., P.L.L.C. to serve as the Company's independent certified public accountants, effective March 1, 2006. Ronald N. Silberstein, C.P.A., P.L.L.C. and dismissed Hein & Associates, LLP. There were no "disagreements" (as such term is defined in Item 304(a)(1)(iv) of Regulation S-B) with Hein & Associates, LLP at any time during the period described above regarding any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures that if not resolved to the satisfaction of Hein & Associates, LLP, would have caused it to make reference to such disagreements in its reports. The report of Hein + Associates LLP for the Company's financial statements for the year ended December 31, 2004 did not contain an adverse opinion or a disclaimer of opinion, and was not modified as to audit scope or accounting principles. However, the reports did contain an explanatory fourth paragraph related to the uncertainty about Endavo Media and Communications, Inc. ability to continue as a going concern. Hein & Associates also advised the Company that a material weakness exists in the Company internal controls relating to the limited number of accounting personnel in the Company. There are no other "reportable events" (as such term is defined in Item 304(a)(1)(v)(A) through (E) of Regulation S-B and its related instructions) arose in the context of the Company's relationship with Hein & Associates, LLP during the relevant period..

During each of the two most recent fiscal years, neither the Company nor anyone on its behalf consulted with Ronald N. Silberstein, C.P.A., P.L.L.C with respect to any accounting or auditing issues involving the Company. In particular, there was no discussion with the Company regarding the type of audit opinion that might be rendered on the Company's financial statements, the application of accounting principles applied to a specified transaction or any matter that was the subject of a disagreement or a "reportable event" as defined in Item 304(a)(1) of Regulation S-B and its related instructions.

Hein & Associates, LLP has reviewed the disclosures contained in this Form 8-K report. Hein & Associates, LLP has furnished the Company with a letter addressed to the Securities and Exchange Commission, a copy of which is attached as
Exhibit 16.1, in accordance with Item 304(a)(3) of Regulation S-B, indicating that it agrees with the above disclosure or providing any new information, clarifying the Company's disclosures herein, or stating any reason why Hein & Associates, LLP does not agree with any statements made by the Company in this report.

Item 9.01. Financial Statements and Exhibits.

9.01(c) Index to Exhibits

Exhibit No.                         Item
-------------------------------   ----------------------------------------------
16.1                                Letter from Hein & Associates, LLP,
                                    certified public accountants, to the
                                    Securities and Exchange Commission dated
                                    February 28, 2006.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           ENDAVO MEDIA AND COMMUNICATIONS, INC.


Date: March 9, 2006                         /s/ Paul D. Hamm
                                            ---------------------------------
                                            Paul D. Hamm, President and Chief
                                            Executive Officer